UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 7, 2012

 ARC Group Worldwide, Inc.

(Exact Name of Registrant as Specified in its Charter)

Utah

(State or other jurisdiction of incorporation)

000-18122	87-0454148
(Commission File Number)	(IRS Employer Identification No.)

7040 County Road 20 Longmont, Colorado	80504
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:   303-467-5236

Former Name or Former Address, if Changed Since Last Report:   ARC Wireless Solutions, Inc.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or By-Laws.

On August 7, 2012 ARC Group Worldwide, Inc. (the “Company”), pursuant to the approval of its shareholders, filed Amended and Restated Articles of Incorporation with the State of Utah (the “Amended and Restated Articles”). The Amended and Restated Articles include (i) the change of the Company’s name from “ARC Wireless Solutions, Inc.” to “ARC Group Worldwide, Inc.”; and (ii) gives effect to a 1 for 1.95 reverse split of the Company’s Common Stock. The Amended and Restated Articles became effective at 2:00 P.M. Mountain Time on August 7, 2012. The Amended and Restated Articles are described in further detail in a Definitive Proxy Statement filed with the U.S. Securities and Exchange Commission on July 16, 2012, which is incorporated herein by reference thereto (the “Definitive Proxy Statement”).

Item 5.07	Submission of Matters to a Vote of Security Holders.

On August 7, 2012, the Company held its Annual Meeting of Shareholders (the “Annual Meeting”).  The Annual Meeting is described in further detail in the Definitive Proxy Statement, which is incorporated herein by reference thereto.

At the Annual Meeting, 2,813,502 shares were represented in person or by proxy from the 3,091,350 shares of the Company’s common stock issued, outstanding and entitled to vote as of the record date of July 17, 2012.  The shares present in person or by proxy at the Annual Meeting represented 91.01% of the issued and outstanding shares and therefore constituted a quorum for the purpose of conducting the business of the meeting in accordance with the Company’s bylaws.  The following votes were cast in person or by proxy at the Annual Meeting:

Proposal 1

For the nominations for the election of directors of the Company, the following sets forth the votes received:

Nominees for Directors	For	Withheld	Broker Non-Vote*
Theodore Deinard	1,912,001	85,577	815,924
Jason T. Young	1,912,096	85,482	815,924
Viktor Nemeth	1,912,141	85,437	815,924
Lynn Wunderman	1,912,141	85,437	815,924
Jonathan Bernstein	1,986,972	10,606	815,924
Jerrold H. Abrahams	1,986,969	10,609	815,924

*“Broker Non-Votes” are votes submitted by brokers who presents the shares for purposes of quorum but does not have authority to vote on behalf of the owner of such shares.

The nominees receiving a plurality of all votes cast in person or by proxy at the Annual Meeting with respect to the voting for the six Directors to serve until the next Annual Meeting and until their respective successors have been duly elected and qualified are therefore the following persons: Theodore Deinard, Jason T. Young, Viktor Nemeth, Lynn Wunderman, Jonathan Bernstein and Jerrold H. Abrahams.

Proposal 2

To (i) approve the acquisition of Quadrant Metals Technologies, LLC (the “QMT Acquisition”) and the issuance of 7,857,898 shares of Company common stock, par value $.0005 per share in consideration for the QMT Acquisition (equal to 4,029,691 shares after giving effect to the proposed 1:1.95 reverse stock split) at a exchange price $4.00 per share ($7.80 per share giving effect to the proposed 1-for-1.95 Reverse Stock Split); and (ii) approve the sale of 112,648 shares of ARC’s Common Stock (equal to 57,768 shares of ARC Common Stock after giving effect to the proposed 1:1.95 reverse stock split) to Carret P.T., LP at $4.00 per share ($7.80 per share giving effect to the proposed 1-for-1.95 Reverse Stock Split) in consideration for cash investment in ARC of $450,594 (the “Securities Sale”).

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There is an affiliation between certain shareholders of the Company and Quadrant Metals Technologies, LLC. The shares held by such affiliated shareholders are referred to herein as the “Brean Murray Shares,” and those shares held by non affiliates are referred to herein as the “Disinterested Shares.” The QMT Acquisition and the Securities Sale were subject to the conditions that (i) a majority of all outstanding shares were present for purposes of quorum; (ii) a majority of all Disinterested Shares present and voting, in person or by proxy, at the Annual Meeting, voting “For” Proposal 2; and (iii) a majority of all shares present and voting, in person or by proxy, at the Annual Meeting, voting “For” Proposal 2.

The following results were obtained with respect to Proposal 2, giving effect to the Disinterested Shares voted separately from the Brean Murray Shares:

	For	Against	Abstain	Broker Non-Votes
Disinterested Shares	867,376	3,530	188	815,924
Brean Murray Shares	1,126,484
Total Shares	1,993,860	3,530	188	815,924

As (i) a majority of all outstanding shares were present for purposes of quorum; (ii) a majority of the 1,687,018 Disinterested Shares present and voting, in person or by proxy, at the Annual Meeting, voted “For” Proposal 2; and (iii) a majority of all shares present and voting, in person or by proxy, at the Annual Meeting, voted “For” the Proposal, Proposal 2 was approved.

Proposal 3

To approve the acquisition of Advance Forming Technology, Inc. (“AFTI”); and a Hungarian special purpose acquisition company formed to acquire the Hungarian assets associated with AFTI that are currently owned by AFT Europa KFT (the “AFTE SPV” and collectively referred to together with AFTI as “AFT” and the AFTI and AFTE SPV acquisitions collectively thereto, the “AFT Acquisition” and together with the QMT Acquisition, the (“Acquisitions”), and to approve the contingent issuance of shares of RC Common Stock underlying a convertible note to be issued by ARC, which may be converted into Common Stock if the equity value of ARC is more than $176 million and the conversion is less than 10% of the Common Stock ownership of ARC; which assuming a conversion price calculated as of April 9, 2012, could result, in the issuance of approximately 1,226,977 shares of the Company’s Common Stock (approximately 629,229 shares of the Company’s Common Stock after giving effect to the proposed 1:1.95 reverse stock split), in partial consideration for the AFT Acquisition.

The following results were obtained with respect to Proposal 3:

	For	Against	Abstain	Broker Non-Votes
Total Shares	1,994,302	3,082	194	815,924

There being a majority of all outstanding shares present for purposes of quorum, and a majority of all shares present and voting, in person or by proxy, at the Annual Meeting voting “For” the Proposal, Proposal 3 was approved.

Proposal 4

To approve the amendment and restatement of the Company’s Articles of Incorporation to effect a reverse stock split of ARC’s Common Stock at an exchange ratio of 1-for 1.95 shares.

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The following results were obtained with respect to Proposal 4:

	For	Against	Abstain	Broker Non-Votes
Total Shares	2,664,964	130,851	14,335	3,352

There being a majority of all outstanding shares present for purposes of quorum, and a majority of all shares present and voting, in person or by proxy, at the Annual Meeting voting “For” the Proposal, Proposal 4 was approved.

Proposal 5

To approve the amendment and restatement of the Company’s Articles of Incorporation to change the Company’s name to ARC Group Worldwide, Inc.

The following results were obtained with respect to Proposal 5:

	For	Against	Abstain	Broker Non-Votes
Total Shares	2,785,268	17,293	10,941	0

There being a majority of all outstanding shares present for purposes of quorum, and a majority of all shares present and voting, in person or by proxy, at the Annual Meeting voting “For” the Proposal, Proposal 5 was approved.

Proposal 6

To ratify the selection of Hein & Associates LLP to serve as our certified independent accountants for the year ending December 31, 2012.

The following results were obtained with respect to Proposal 6:

	For	Against	Abstain	Broker Non-Votes
Total Shares	2,642,788	159,121	11,593	0

There being a majority of all outstanding shares present for purposes of quorum, and a majority of all shares present and voting, in person or by proxy, at the Annual Meeting voting “For” the Proposal, Proposal 6 was approved.

Proposal 7

To adjourn the Annual Meeting (if necessary) to solicit additional proxies if there are insufficient votes at the time of the Annual Meeting to approve the proposals set forth above.

The following results were obtained with respect to Proposal 7:

	For	Against	Abstain	Broker Non-Votes
Total Shares	2,556,047	239,767	14,336	3,352

There being a majority of all outstanding shares present for purposes of quorum, and a majority of all shares present and voting, in person or by proxy, at the Annual Meeting voting “For” the Proposal, Proposal 7 was approved, however, no further action was taken.

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Item 8.01	Other Events.

Effective on August 8, 2012, the Company’s trading symbol will temporarily change from “ARCW” to “ARCWD” in connection with the corporate actions described herein.

# # #

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARC Group Worldwide, Inc.
(Registrant)

Date: August 7, 2012	By:	/s/ Theodore Deinard
Name: Theodore Deinard
Title: Interim Chief Executive Officer

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